EXHIBIT 10.4
INTERNATIONAL RECTIFIER CORPORATION
2011 PERFORMANCE INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

Participant Name:

Number of Stock Units:	1

Vesting Schedule:	[One-third of the Stock Units subject to the Award will vest on each of the first three anniversary dates of Award Date]1

Award Date:
______________________________________________________________________________
1 All share and unit numbers are subject to adjustment under the terms of the Plan.  The Stock Units are subject to acceleration and termination prior to vesting as provided herein.

THIS AGREEMENT is among INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation (the “Corporation”), and the employee named above (the “Participant”), an employee of the Corporation or one of its Subsidiaries, and is delivered under the International Rectifier Corporation 2011 Performance Incentive Plan (the “Plan”).

W I T N E S S E T H

WHEREAS, the Compensation and Stock Option Committee of the Board has approved, and the Corporation has granted, effective as of the Award Date, to the Participant a restricted stock unit award under the Plan (the “Stock Unit Award” or “Award”), upon the terms and conditions set forth herein and in the Plan.

NOW THEREFORE, in consideration of services rendered by the Participant and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1.           Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.  For purposes of this Agreement, a “Stock Unit” means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock of the Corporation.

2.           Grant.  Subject to the terms of this Agreement and the Plan, the Corporation grants to the Participant a Stock Unit Award with respect to an aggregate number of Stock Units set forth above.  The Corporation acknowledges that the consideration for the shares payable with respect to the Stock Units on the terms set forth in this Agreement shall be the services rendered to the Corporation and its Subsidiaries by the Participant prior to the applicable vesting date, the fair value of which is not less than the par value per share of the Corporation’s Common Stock.

3.           Vesting.  The Stock Units subject to the Award shall vest in installments as set forth in the “Vesting Schedule” set forth above, subject to earlier termination or acceleration and subject to adjustment as provided herein.

4.           Continuance of Employment Required.  Except as otherwise provided herein, the vesting schedule applicable to the Stock Units requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the award and the rights and benefits under this Agreement.  Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service.

5.           Limitations on Rights Associated with Units.

The Participant shall have no rights as a stockholder of the Corporation, no dividend rights and no voting rights with respect to the Stock Units or any shares of Common Stock issuable in respect of such Stock Units, until shares of Common Stock are actually issued to and held of record by the Participant.  No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of the stock certificate evidencing the shares.

6.           Restrictions on Transfer. Prior to the time the Stock Units are vested and paid, neither the Stock Units comprising the Award nor any other rights of the Participant under this Agreement or the Plan may be transferred, except as expressly provided in Section 5.7 of the Plan.  No specific exception to the general transfer prohibitions set forth in Section 5.7 of the Plan has been authorized by the Administrator.

7.           Timing and Manner of Payment with Respect to Stock Units. Stock Units subject to this Agreement will be paid in an equivalent number of shares of Common Stock promptly after (and in all events within two and one-half months after) the vesting of such Stock Units in accordance with the terms hereof, subject to adjustment as contemplated by Section 9.  The Participant or other person entitled under the Plan to receive the shares shall deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan.

8.           Effect of Termination of Employment or Change in Control.

(a)           Forfeiture after Certain Events.  The Participant’s Stock Units shall be extinguished to the extent such Stock Units have not become vested upon the date the Participant is no longer employed by the Corporation or one of its Subsidiaries, regardless of the reason for such termination of employment, whether with or without cause, voluntarily or involuntarily; provided, however, that if the Participant incurs a permanent and total disability (as determined by the Corporation) or dies while employed by the Corporation or a Subsidiary, then if the Stock Units subject to the Award are not then otherwise fully vested the next scheduled vesting installment of such Stock Units shall become vested upon such termination of employment and any remaining unvested Stock Units shall be extinguished upon such termination.

(b)           Termination of Stock Units.  If any Stock Units are extinguished hereunder, such unvested, extinguished Stock Units, without payment of any consideration by the Corporation or any Subsidiary, shall automatically terminate and be cancelled without any other action by the Participant, or the Participant’s beneficiary, as the case may be.

(c)           Possible Acceleration Upon Change in Control.  Notwithstanding any other provision to the contrary contained herein or in the Plan, in the event the Participant’s employment with the Corporation or a Subsidiary is terminated by the Corporation or a Subsidiary other than for Cause (as defined below) upon or any time during a Protected Period (as defined below), then any portion of the Stock Units subject to the Award that have not previously vested or terminated shall thereupon vest and shall be paid in accordance with Section 7.

For purposes of this Agreement, “Cause” means any one or more of the following committed (or omitted) by the Participant:  (i) conviction of, or guilty plea or plea of nolo contendre to, a felony crime; (ii) gross misconduct that is materially injurious to the Corporation and/or any of its Subsidiaries or affiliates; (iii) repeated failure to follow the reasonable and lawful directions of the Corporation after the Participant has received at least one written warning from the Corporation; (iv) any willful and/or intentional material violation of any written Corporation policy or procedure; or (v) a material breach of any agreement to which the Participant is a party with the Corporation or any of its Subsidiaries.  Whether or not Cause exists in clauses (ii) through (v) shall in each case be determined in good faith by the Corporation.  Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for “Cause” under clauses (ii) through (v) unless and until the Corporation shall provide the Participant with written notice detailing why the Corporation believes a Cause event has occurred and specifying the particulars thereof in detail.  The Corporation shall also provide the Participant with ten days after his/her receipt of such notice to cure the Cause event(s) (if curable) and the opportunity, together with the Participant’s counsel (if the Participant chooses to have counsel present at such meeting), to be heard before the Board (or, in the Board’s discretion, the Administrator or their delegates) during such ten day period.  Nothing herein will limit the right of the Participant to contest the validity or propriety of any such determination.

The Administrator may accord the Participant a right to refuse any acceleration pursuant to this Agreement, in such circumstances as the Administrator may approve.  For purposes of this Agreement, “Change in Control” has the meaning assigned to such term in the Plan; [provided, however, that for purposes of this Agreement, the percentages in paragraph (a) and in clause (2) of paragraph (c) of such definition shall be fifty percent (50%) instead of thirty percent (30%).

For purposes of this Agreement, “Protected Period” means the two-year period immediately following (and commencing on) a Change in Control.

9.           Adjustments in Case of Changes in Common Stock.  Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.1 of the Plan (including, without limitation, an extraordinary cash dividend on such stock), the Administrator shall make adjustments in accordance with such section in the number of Stock Units then outstanding and the number and kind of securities that may be issued in respect of the Award.

10.           Tax Withholding.  Subject to Section 8.1 of the Plan, upon any distribution of shares of Common Stock in respect of the Stock Units, the Corporation shall automatically reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of whole shares, valued at their then fair market value (with the “fair market value” of such shares determined in accordance with the applicable provisions of the Plan), to satisfy any withholding obligations of the Corporation or its Subsidiaries with respect to such distribution of shares at the minimum applicable withholding rates.  In the event that the Corporation cannot legally satisfy such withholding obligations by such reduction of shares, or in the event of a cash payment or any other withholding event in respect of the Stock Units, the Corporation (or a Subsidiary) shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to such distribution or payment.

11.           Notices.  Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 101 N. Sepulveda Boulevard, El Segundo, California 90245, to the attention of the Assistant Secretary and to the Participant at the address given beneath the Participant’s signature hereto, or at such other address as either party may hereafter designate in writing to the other.

12.           Plan and Program.  The Award and all rights of the Participant with respect thereto are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by reference, to the extent such provisions are applicable to awards granted to employees.  The Participant acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof.  Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Administrator do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Administrator so conferred by appropriate action of the Administrator under the Plan after the date hereof.  Notwithstanding the foregoing, this document does not supersede any rights the Participant may have to accelerated vesting under the terms of any written severance agreement entered into between Participant and the Corporation or one of its Subsidiaries prior to the date hereof.

13.           No Service Commitment by Corporation.  Nothing contained in this Agreement or the Plan constitutes an employment commitment by the Corporation or any of its Subsidiaries, affects the Participant’s status as an employee at-will who is subject to termination without cause, confers upon the Participant any right to remain employed by the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment, or affects the right of the Corporation or any Subsidiary to increase or decrease the Participant’s other compensation.

14.           Entire Agreement.  This Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.  The Plan and this Agreement may be amended pursuant to Section 8.6 of the Plan.  Such amendment must be in writing and signed by the Corporation.  The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

15.           Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided.  This Agreement creates only a contractual obligation on the part of the Corporation as to amounts payable and shall not be construed as creating a trust.  The Plan, in and of itself, has no assets.  The Participant shall have only the rights of a general unsecured creditor of the Corporation (or applicable Subsidiary) with respect to amounts credited and benefits payable, if any, with respect to the Stock Units, and rights no greater than the right to receive the Common Stock (subject to adjustments) as a general unsecured creditor with respect to Stock Units, as and when payable hereunder.

16.           Section Headings.  The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

17.           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

18.           Construction.  It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code.  This Agreement shall be construed and interpreted consistent with that intent.

19.           Clawback Policy.  The Stock Units are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Stock Units or any shares of Common Stock or other cash or property received with respect to the Stock Units (including any value received from a disposition of the shares acquired upon payment of the Stock Units).

20.           Electronic Signature or Acknowledgement.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.  The provision of photographic or facsimile copies, or electronic signature, confirmation or acknowledgement of or by a party, shall constitute an effective original signature of a party for all purposes under this Agreement, and  may be used with the same effect as manually signed originals of this Agreement for any purpose.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.  By the Participant’s execution of this Agreement, the Participant agrees to the terms and conditions hereof and of the Plan.

INTERNATIONAL RECTIFIER                                                                                                PARTICIPANT
CORPORATION, a Delaware corporation

By:	Signature by Electronic Acceptance or Confirmation
Signature
Print Name:  Tim Bixler
Address
Its:  General Counsel, Vice President, & Secretary
City, State, Zip Code